UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 8, 2007
Date of Report (Date of earliest event reported)
Safeco Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	1-6563	91-0742146

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Safeco Plaza, Seattle, WA	98185

(Address of Principal Executive Offices)	(Zip Code)
(206) 545-5000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.
On May 8, 2007, Safeco Corporation (the “Company”) will enter into an Underwriting Agreement (the “Underwriting Agreement”) with Lehman Brothers Inc. (the “Underwriter”) and Lehman Brothers Finance S.A. (“Lehman Finance”) relating to the issuance and sale of 342,520 shares of the Company’s common stock, no par value per share (the “Common Stock”). All of the Common Stock will be sold from time to time by the Underwriter on behalf of Lehman Finance at market prices prevailing at the time of sale or at negotiated prices.
These shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-141160) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission on March 9, 2007, as supplemented.
A form of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 9.01. Exhibits.
In connection with the issuance and sale by the Company of the Common Stock, as described in response to Item 8.01 of this Report, the following exhibits are filed with this Report and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Report); (ii) information relating to Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Report); and (iii) certain information relating to Item 15. “Indemnification of Directors and Officers” of the Registration Statement (Exhibit 99.2 to this Report).
(d) Exhibits.

Exhibit
Number	Description
1.1	Form of Underwriting Agreement, by and among Safeco Corporation, Lehman Brothers Inc. and Lehman Brothers Finance S.A.

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution.

99.2	Information relating to Item 15 — Indemnification of Directors and Officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAFECO CORPORATION
By:	/s/ Kris L. Hill
Kris L. Hill
Vice President and Controller

Dated: May 8, 2007

INDEX TO EXHIBITS

Exhibit
Number	Description
1.1	Form of Underwriting Agreement, by and among Safeco Corporation, Lehman Brothers Inc. and Lehman Brothers Finance S.A.

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution.

99.2	Information relating to Item 15 — Indemnification of Directors and Officers.

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